Annual Report dated 07/31/2005 for
Diversified Strategic Income Fund Class A

EXPERIENCE

ANNUAL REPORT

JULY 31, 2005

Smith Barney

Diversified Strategic

Income Fund

Classic Series

INVESTMENT PRODUCTS - NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Smith Barney Diversified Strategic Income Fund

CLASSIC SERIES

What’s

Inside

Fund Objective

Seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief
Executive Officer

Dear Shareholder,

The U.S. economy continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and the preliminary estimate for second quarter GDP was 3.4%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board
(“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the Fund’s reporting period had ended, at its August meeting, the Fed again raised the federal funds rate by
0.25%, bringing it to 3.50%.

During the fiscal year, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.25% and the yield on the 10-year Treasury was 4.48%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 4.28%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv returned 4.79%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.
The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional
Information” note in the Notes to the Financial Statements included in this report.

2         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 25,
2005

Smith
Barney Diversified Strategic Income Fund 2005 Annual Report         3

Manager Overview

Investment Grade
Market Review

During the 12 months ended July 31, 2005, markets were primarily driven by the Fed activity, employment and inflation data. The
Fed’s nine “measured” 25-basis-point hikesv during the period brought the federal funds rate to
3.25% from 1.00% by period end. This exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” long-term bond yields did not begin to rise and, in fact, continued to decline. Ten-year yields visited levels well below 4.00% during the 12 months before leveling approximately 20 basis points lower by period end. This sharp rise in short yields and continued decline in long yields resulted in the extensive yield curvevi flattening seen during the period.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace — caused investors to spend much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Slowing global growth, rising inflation and surging oil prices (which rose approximately 44% during the 12 months) undoubtedly restrained economic activity during the period, with GDP declining year-over-year from first quarter 2004’s 4.5% pace to 3.8% growth in first quarter 2005. GDP growth also slowed in the second quarter of 2005, declining slightly year-over-year to 3.4% from 3.5% in second quarter 2004. Fears of slowing global growth and increasing inflation drove markets, particularly in the second half of the period.

Despite the slowing quarterly pace of growth, underlying economic activity remained relatively strong. The U.S. labor market began to pick up in early 2004 and continued to improve throughout the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the period, declining from 5.5% in July 2004 to 5.0% in July 2005.
Industrial production and retail sales remained positive through the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively. In addition, core inflation rates — which picked up markedly in the first three months of the year — moderated in the second quarter. The core PCE — Personal Consumption Expenditures deflator,vii which is the Fed’s preferred measure of inflation, remained at 2.2% year-over-year in the latest June reading.

Over the 12 months ending July 31, 2005, commercial mortgage-backed securities outperformed all other investment grade fixed income sectors on a duration-adjusted basis, including asset-backed securities
(“ABS”), U.S. credit, mortgage-backed securities and

4         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

 U.S. Agency debentures. ABS and U.S. credit securities were the second and third best performers during the period. All Treasuries finished the 12-month period in positive territory, with longer-term U.S.
Treasuries outperforming U.S. Treasury bills and notes as the Treasury curve flattened during the period. (All asset class returns are represented by their respective sub-sector of the Lehman Brothers Aggregate Bond Index.)

High Yield Market Review

During the 12 months ended July 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index,viii returned 10.56%. High yield debt markets started July 2004 strong, extending the previous month’s rebound from negative levels seen earlier in the year, and proceeded to rally for the remainder of 2004 as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a “measured pace.” Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of
2005. The steady stream of negative auto sector headlines through Spring 2005, including General Motors’ unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch’s long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Better overall demand and the relative absence of further negative headlines buoyed markets through the second half of May and June despite a stronger new issue calendar and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news, continued tame inflation and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment near the end of the period.

Based on the 7.31% yieldix of the Citigroup High Yield Market Index as of July 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S.
Treasury notes.x

Smith Barney Diversified Strategic Income Fund 2005 Annual
Report         5

 However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging
Markets Debt Review

Emerging markets debt returned 16.41% during the 12 months ended July 31, 2005, as represented by the J.P. Morgan Emerging
Markets Bond Index Global.xi Strong country fundamentals and market technicals offset the downward pressure exerted by increases in the federal funds rate throughout the 12 months and credit contagion from the auto sector during a volatile Spring 2005. Continued progress on political and economic reform in many emerging countries and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

Sovereign debt markets achieved
positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength
(particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Markets turned again by mid-April and followed a generally upward trajectory through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign debt declined slightly near period end, emerging markets proved relatively resilient in the face of the early July terrorist bombings in London, continued political noise in key emerging countries and the sell-off in U.S. Treasuries during the month.

Spreads tightened
177 basis points during the 12-month period ended July 31, 2005, closing at 276 basis points over U.S. Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.) Over the period, 12-month return volatility stood at 4.82%,xii substantially below long-term, historical levels of approximately 16%.

Performance Review

For the 12 months ended July 31, 2005, Class A shares of the Smith Barney Diversified Strategic Income Fund,
excluding sales charges, returned 8.49%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Aggregate Bond

6         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

 Index, which returned 4.79% for the same period. The Lipper Multi-Sector Income Funds Category Average1 increased 9.03% over the same time frame.

Factors Impacting Fund Performance

The
portfolio’s allocation to higher-yielding bonds proved to be beneficial in benchmark outperformance over the period. We kept allocations relatively stable within the U.S. investment-grade component of the portfolio, tactically shifting exposure between U.S. Treasury, mortgage-backed and asset-backed securities throughout the 12 months in line with changing market conditions and valuations. The U.S. high yield allocation was decreased in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months. Additionally, we adjusted the portfolio’s spread duration throughout the period in an effort to manage volatility and remain slightly short duration versus the benchmark index, as we continue to position our portfolios defensively on interest rates.

Performance Snapshot as of July 31, 2005 (excluding sales charges) (unaudited)

6 months

12 months

Diversified Strategic Income Fund — Class A Shares

1.90%

8.49%

Lehman Brothers Aggregate Bond Index

0.95%

4.79%

Lipper Multi-Sector Income Funds Category Average

1.24%

9.03%

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.63%, Class C shares returned 1.63% and
Class Y shares returned 2.08% over the six months ended July 31, 2005. Excluding sales charges, Class B shares returned 8.05%, Class C shares returned 7.95% and Class Y shares returned 9.01% over the twelve months ended July 31,
2005.

Performance figures reflect voluntary fee waivers and/or expense reimbursements, without which the performance would have been lower.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.citigroupam.com.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 116 funds for the six-month period and among the 110 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of distributions including returns of capital, if any, calculated among the 110 funds in the fund’s Lipper category, and excluding sales charges.

Smith Barney Diversified Strategic Income Fund 2005 Annual
Report         7

Thank you for your investment in the Smith Barney Diversified Strategic Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Roger M. Lavan, CFA Vice President and Investment Officer

Peter J. Wilby, CFA Vice President and Investment Officer

Beth A. Semmel, CFA Vice President and Investment Officer

David M. Zahn, CFA Vice President and Investment Officer

   Olivier Asselin   Vice
President and Investment Officer

August 25,
2005

8         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

A basis point is one one-hundredth (1/100 or 0.01) of one percent.

vi

The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It’s derived from the largest Gross Domestic Product (GDP)
component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

viii

The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ix

As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

[x]

Yields are subject to change and will fluctuate.

xi

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco,
Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

xii

Source: J.P. Morgan Chase.

Smith Barney Diversified Strategic Income Fund 2005 Annual
Report         9

Fund at a Glance (unaudited)

10         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2005 and held for the six months ended July 31, 2005.

Actual Expenses

The table below titled “Based on
Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid
During the Period”.

Based on Actual Total Return(1) (unaudited)

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(3)

Class A

1.90
%

$
1,000.00

$1,019.00

1.06
%

$
5.31

Class B

1.63

1,000.00

1,016.30

1.54

7.70

Class C

1.63

1,000.00

1,016.30

1.57

7.85

Class Y

2.08

1,000.00

1,020.80

0.68

3.41

(1)

For the six months ended July 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         11

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are
meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1) (unaudited)

Hypothetical Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,019.54

1.06
%

$
5.31

Class B

5.00

1,000.00

1,017.16

1.54

7.70

Class C

5.00

1,000.00

1,017.01

1.57

7.85

Class Y

5.00

1,000.00

1,021.42

0.68

3.41

(1)

For the six months ended July 31, 2005.

(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

12         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns† (unaudited)

Without Sales Charges(1)

Class A

Class B

Class C

Class Y

Twelve Months Ended 7/31/05

8.49
%

8.05
%

7.95
%

9.01
%

Five Years Ended 7/31/05

5.54

5.00

5.00

5.89

Ten Years Ended 7/31/05

5.83

5.32

5.35

N/A

Inception* through 7/31/05

6.20

6.67

5.43

6.12

With Sales Charges(2)

Class A

Class B

Class C

Class Y

Twelve Months Ended 7/31/05

3.54
%

3.55
%

6.95
%

9.01
%

Five Years Ended 7/31/05

4.57

4.85

5.00

5.89

Ten Years Ended 7/31/05

5.35

5.32

5.35

N/A

Inception* through 7/31/05

5.82

6.67

5.43

6.12

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (7/31/95 through 7/31/05)

76.31
%

Class B (7/31/95 through 7/31/05)

67.95

Class C (7/31/95 through 7/31/05)

68.33

Class Y (Inception* through 7/31/05)

78.99

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of
4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

†

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*

Inception dates for Class A, B, C and Y shares are November 6, 1992, December 28, 1989, March 19, 1993 and October 10, 1995, respectively.

Smith Barney Diversified
Strategic Income Fund 2005 Annual Report         13

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Diversified Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index† (July 1995 — July 2005)

†

Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1995, assuming reinvestment of distributions, including returns of capital, if any, at net asset value through July
31, 2005. The Lehman Brothers Aggregate Bond Index is composed of the Government Credit Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

14         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (July 31, 2005)

SMITH
BARNEY DIVERSIFIED STRATEGIC INCOME FUND

Face Amount

Rating‡

Security

Value

CORPORATE BONDS & NOTES — 36.7%

Advertising — 0.5%

$
2,050,000

B-

Advanstar Communications Inc., Senior Secured Notes, 10.750% due 8/15/10

$
2,337,000

2,500,000

CCC

Vertis Inc., Senior Second Lien Secured Notes, 9.750% due 4/1/09

2,625,000

4,962,000

Aerospace/Defense — 0.4%

660,000

BBB-

Goodrich Corp., Debentures, 7.500% due 4/15/08

703,241

850,000

BB+

L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12

913,750

2,275,000

BB-

Sequa Corp., Senior Notes, Series B, 8.875% due 4/1/08

2,474,062

4,091,053

Airlines — 0.4%

Continental Airlines Inc., Pass-Through Certificates:

409,398

B+

Series 2000-2, Class C, 8.312% due 4/2/11

335,721

2,025,000

B

Series 2001-2, Class D, 7.568% due 12/1/06

1,863,999

United Airlines Inc., Pass-Through Certificates:

916,448

NR

Series 2000-1, Class B, 8.030% due 7/1/11 (a)

412,475

2,160,129

NR

Series 2000-2, Class B, 7.811% due 10/1/09 (a)

1,296,995

440,000

NR

Series 2001-1, Class B, 6.932% due 9/1/11 (a)

325,556

990,000

NR

Series 2001-1, Class C, 6.831% due 9/1/08 (a)

446,117

4,680,863

Apparel — 0.2%

Levi Strauss & Co., Senior Notes:

475,000

B-

8.254% due 4/1/12 (b)

477,375

340,000

B-

12.250% due 12/15/12

383,350

1,250,000

B-

9.750% due 1/15/15

1,318,750

2,179,475

Auto Manufacturers — 1.2%

2,200,000

BBB

DaimlerChrysler North America Holding Corp., 4.050% due 6/4/08

2,155,989

Ford Motor Co.:

500,000

BB+

Bonds, 8.900% due 1/15/32

456,603

825,000

BB+

Debentures, 6.625% due 10/1/28

645,699

6,925,000

BB+

Notes, 7.450% due 7/16/31 (c)

5,886,575

General Motors Corp., Debentures:

500,000

BB

8.250% due 7/15/23

450,000

3,150,000

BB

8.375% due 7/15/33

2,858,625

12,453,491

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         15

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Auto Parts & Equipment — 0.4%

$
580,000

B

Arvin Capital I, Capital Securities, 9.500% due 2/1/27

$
597,400

1,260,000

BBB-

Dana Corp., Notes, 6.500% due 3/1/09

1,256,069

TRW Automotive Inc.:

1,606,000

BB-

Senior Notes, 9.375% due 2/15/13

1,806,750

260,000

BB-

Senior Subordinated Notes, 11.000% due 2/15/13

302,900

3,963,119

Banks — 1.0%

5,325,000

A+

Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11

6,054,488

3,250,000

A-

Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (d)

4,305,171

10,359,659

Beverages — 0.1%

730,000

B+

Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11

777,450

Building Materials — 0.2%

370,000

CCC+

Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12

386,650

600,000

B-

Goodman Global Holding Co. Inc., Senior Notes, 6.410% due 6/15/12 (b)(d)

606,000

1,175,000

CCC+

Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14

1,150,031

2,142,681

Chemicals — 1.9%

960,000

BB-

Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11

1,044,000

2,000,000

Ba3(e)

Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000% due 7/15/10

2,285,000

1,435,000

BB-

ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11

1,567,738

1,620,000

B+

ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09

1,737,450

1,500,000

BB-

Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12

1,708,125

1,400,000

BBB-

Methanex Corp., Senior Notes, 8.750% due 8/15/12

1,597,750

3,000,000

BB-

Millennium America Inc., Senior Subordinated Notes, 9.250% due 6/15/08

3,285,000

570,000

B-

OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11

584,250

1,525,000

B-

Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10

1,654,625

See Notes to Financial Statements.

16         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Chemicals — 1.9% (continued)

Rhodia SA:

$
1,000,000

CCC+

Senior Notes, 7.625% due 6/1/10

$
975,000

1,700,000

CCC+

Senior Subordinated Notes, 8.875% due 6/1/11

1,657,500

135,000

B+

Terra Capital Inc., Senior Subordinated Notes, 12.875% due 10/15/08

160,650

1,674,000

BB-

Westlake Chemical Corp., Senior Subordinated Notes, 8.750% due 7/15/11

1,826,752

20,083,840

Commercial Services — 1.0%

1,475,000

CCC+

Brand Services Inc., Senior Notes, 12.000% due 10/15/12

1,570,875

1,015,000

B+

Cenveo Corp., Senior Notes, 9.625% due 3/15/12

1,101,275

975,000

BB-

Corrections Corp. of America, Senior Notes, 6.250% due 3/15/13

975,000

3,875,000

B

Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13

4,088,125

Service Corp. International:

1,025,000

BB

Debentures, 7.875% due 2/1/13

1,107,000

1,590,000

BB

Senior Notes, 6.500% due 3/15/08

1,637,700

10,479,975

Computers — 0.2%

525,000

B-

SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (d)

547,969

1,280,000

BB+

Unisys Corp., Senior Notes, 6.875% due 3/15/10

1,273,600

1,821,569

Distribution/Wholesale — 0.0%

500,000

CC

Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08

391,250

Diversified Financial Services — 1.8%

Alamosa Delaware Inc.:

1,127,000

CCC+

Senior Discount Notes, step bond to yield 11.437% due 7/31/09

1,263,649

1,657,000

CCC+

Senior Notes, 11.000% due 7/31/10

1,897,265

1,349,000

B-

BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14

1,531,115

370,000

BB-

Case Credit Corp., Notes, 6.750% due 10/21/07

366,300

350,000

BB+

Ford Motor Credit Co., Notes, 7.875% due 6/15/10

353,610

General Motors Acceptance Corp.:

350,000

BB

Bonds, 8.000% due 11/1/31

340,411

Notes:

125,000

BB

7.250% due 3/2/11

121,893

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         17

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Diversified Financial Services — 1.8% (continued)

$
3,360,000

BB

6.875% due 9/15/11

$
3,246,761

4,065,000

BB

6.750% due 12/1/14

3,835,214

3,735,000

AA-

International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09

3,691,211

2,700,000

A+

Morgan Stanley, Notes, 6.600% due 4/1/12

2,948,794

19,596,223

Electric — 2.8%

AES Corp., Senior Notes:

3,255,000

B-

9.500% due 6/1/09

3,645,600

100,000

B-

7.750% due 3/1/14

109,500

2,000,000

BB

Allegheny Energy Supply Statutory Trust, Secured Notes, Series A, 10.250% due 11/15/07 (d)

2,195,000

475,000

BB+

Avista Corp., Senior Notes, 9.750% due 6/1/08

532,026

Calpine Corp.:

3,980,000

B-

Second Priority Senior Secured Notes, 8.500% due 7/15/10 (d)

3,084,500

895,000

B-

Senior Secured Notes, 8.750% due 7/15/13 (d)

671,250

3,000,000

BBB

Duke Energy Corp., Senior Notes, 4.200% due 10/1/08

2,961,963

Edison Mission Energy, Senior Notes:

3,255,000

B+

10.000% due 8/15/08

3,645,600

2,100,000

B+

9.875% due 4/15/11

2,483,250

3,129,000

B

NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13

3,363,675

1,910,000

B

Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10

2,301,550

Reliant Energy Inc., Secured Notes:

4,000,000

B+

9.250% due 7/15/10

4,400,000

625,000

B+

9.500% due 7/15/13

698,438

30,092,352

Electronics — 0.4%

Muzak LLC/Muzak Finance Corp.:

1,975,000

CCC-

Senior Notes, 10.000% due 2/15/09

1,775,031

550,000

CCC-

Senior Subordinated Notes, 9.875% due 3/15/09

299,750

Thomas & Betts Corp.:

1,980,000

BBB-

Medium-Term Notes, 6.625% due 5/7/08

2,059,390

575,000

BBB-

Senior Notes, 7.250% due 6/1/13

610,644

4,744,815

Entertainment — 1.0%

3,875,000

B+

Argosy Gaming Co., Senior Subordinated Notes, 9.000% due 9/1/11

4,233,437

1,825,000

B-

Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12

1,948,187

See Notes to Financial Statements.

18         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Entertainment — 1.0% (continued)

$
200,000

CCC+

LCE Acquisition Corp., Senior Subordinated Notes, 9.000% due 8/1/14 (d)

$
196,000

2,500,000

B-

Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13

2,706,250

Six Flags Inc., Senior Notes:

775,000

CCC

9.750% due 4/15/13

760,469

475,000

CCC

9.625% due 6/1/14

463,719

10,308,062

Environmental Control — 0.5%

1,475,000

B

Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10

1,633,562

Allied Waste North America Inc.,

Series B, Senior Secured Notes:

2,260,000

BB-

8.500% due 12/1/08

2,392,775

1,500,000

B+

7.375% due 4/15/14

1,410,000

5,436,337

Finance — 0.1%

R.H. Donnelley Finance Corp. I, Senior Subordinated Notes:

450,000

B+

10.875% due 12/15/12 (d)

524,250

950,000

B+

10.875% due 12/15/12

1,106,750

1,631,000

Food — 1.1%

825,000

BB

Ahold Finance USA Inc., Notes, 8.250% due 7/15/10

911,625

792,035

BB+

Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20

863,813

870,000

BB-

Dean Foods Co., Senior Notes, 6.900% due 10/15/17

922,200

1,000,000

B

Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12

1,105,000

2,150,000

CCC+

Doane Pet Care Co., Senior Subordinated Notes, 9.750% due 5/15/07

2,128,500

2,600,000

BBB+

Kraft Foods Inc., Notes, 5.625% due 11/1/11

2,718,596

2,500,000

BBB-

Safeway Inc., Debentures, 7.250% due 2/1/31

2,860,543

11,510,277

Forest Products & Paper — 0.6%

1,175,000

BB-

Abitibi-Consolidated Inc., Notes, 8.550% due 8/1/10

1,239,625

1,500,000

B+

Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14

1,447,500

Buckeye Technologies Inc., Senior Subordinated Notes:

295,000

B

9.250% due 9/15/08

296,475

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         19

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Forest Products & Paper — 0.6% (continued)

$
2,025,000

B

8.000% due 10/15/10

$
1,974,375

1,200,000

BB-

Norske Skog Canada Ltd., Senior Notes, 7.375% due 3/1/14

1,194,000

6,151,975

Health Care – Product — 0.1%

750,000

B-

Medical Device Manufacturing Inc., Senior Subordinated Notes, Series B, 10.000% due 7/15/12

810,000

Health Care – Services — 0.9%

2,000,000

B-

AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13

2,035,000

850,000

B

DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (d)

884,000

695,000

B

Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10

752,338

2,075,000

B-

IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14

2,269,531

1,075,000

CCC+

InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11

937,937

Tenet Healthcare Corp., Senior Notes:

3,400,000

B

7.375% due 2/1/13

3,349,000

25,000

B

9.875% due 7/1/14

26,875

10,254,681

Holding Companies – Diversified — 0.3%

2,900,000

A-

EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14

3,064,775

Home Builders — 0.2%

1,575,000

BB-

Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11

1,736,438

740,000

B+

Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12

832,500

2,568,938

Home Furnishings — 0.2%

650,000

CCC-

Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08

620,750

1,000,000

B-

Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14

1,070,000

1,690,750

Insurance — 0.1%

1,515,000

BB

Markel Capital Trust I, Series B, 8.710% due 1/1/46

1,634,097

Leisure Time — 0.1%

1,325,000

CCC-

Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12

1,040,125

See Notes to Financial Statements.

20         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Lodging — 1.7%

$
2,050,000

B+

Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09

$
2,229,375

Caesars Entertainment Inc., Senior Subordinated Notes:

1,150,000

BB+

8.875% due 9/15/08

1,282,250

4,275,000

BB+

8.125% due 5/15/11

4,900,219

1,775,000

B

Kerzner International Ltd., Senior Subordinated Notes, 8.875% due 8/15/11

1,908,125

1,550,000

B

Las Vegas Sands Corp., 6.375% due 2/15/15

1,526,750

MGM MIRAGE Inc.:

4,125,000

BB

Senior Notes, 6.750% due 9/1/12

4,290,000

585,000

B+

Senior Subordinated Debentures, 7.625% due 7/15/13

623,025

1,725,000

B+

Senior Subordinated Notes, Series B, 10.250% due 8/1/07

1,893,187

18,652,931

Machinery – Construction & Mining — 0.1%

1,025,000

B

Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11

1,112,125

Machinery – Diversified — 0.2%

100,000

B-

Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (d)

104,750

1,385,000

B

Flowserve Corp., Senior Subordinated Notes, 12.250% due 8/15/10

1,481,950

580,000

B+

NMHG Holding Co., 10.000% due 5/15/09

617,700

2,204,400

Media — 4.5%

3,867,000

B-

CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12

4,123,189

Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:

5,300,000

CCC-

Step bond to yield 11.683% due 1/15/10

4,425,500

1,515,000

CCC-

Step bond to yield 11.665% due 1/15/11

1,242,300

3,375,000

CCC-

Step bond to yield 13.874% due 5/15/11

2,446,875

2,400,000

BBB+

Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13

2,889,252

CSC Holdings Inc.:

585,000

BB-

Senior Notes, Series B, 7.625% due 4/1/11

592,313

4,795,000

B+

Senior Subordinated Debentures, 10.500% due 5/15/16

5,238,537

634,000

B

Dex Media East LLC/Dex Media East Finance Co., 12.125% due 11/15/12

759,215

125,000

B

Dex Media Inc., Discount Notes, step bond to yield 7.839% due 11/15/13

103,125

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         21

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Media — 4.5% (continued)

$
2,417,000

B

Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13

$
2,767,465

1,381,000

BB-

DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13

1,538,089

EchoStar DBS Corp., Senior Notes:

1,635,000

BB-

9.125% due 1/15/09

1,741,275

2,250,000

BB-

6.625% due 10/1/14

2,244,375

1,375,000

B-

Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13

1,086,250

2,200,000

CCC+

Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 13.150% due 2/15/11

2,249,500

500,000

B-

LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13

547,500

2,675,000

B

Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13

2,748,562

1,325,000

CCC+

NextMedia Operating Inc., Senior Subordinated Notes, 10.750% due 7/1/11

1,452,531

2,030,000

B

Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11

2,184,788

3,800,000

B+

Rogers Cablesystems Ltd., Senior Notes, 11.000% due 12/1/15

4,104,000

2,450,000

BBB+

Time Warner Inc., Debentures, 7.625% due 4/15/31

3,028,332

400,000

BBB+

Viacom Inc., 5.625% due 8/15/12

403,091

536,000

B+

Yell Finance BV, Senior Discount Notes, step bond to yield 12.263% due 8/1/11

541,360

50,000

CCC

Young Broadcasting Inc., Senior Subordinated Notes, 8.750% due 1/15/14

44,000

48,501,424

Metal Fabricate – Hardware — 0.2%

1,300,000

B-

Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12

1,397,500

1,025,000

B-

Mueller Holdings Inc., Discount Notes, step bond to yield 11.980% due 4/15/14

753,375

480,000

CCC+

Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09

439,200

2,590,075

Mining — 0.1%

1,310,000

BBB

Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11

1,543,111

Miscellaneous Manufacturing — 0.1%

1,080,000

NR

Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (f)

918,000

See Notes to Financial Statements.

22         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Office Furnishings — 0.2%

$
1,625,000

B

Tempur-Pedic Inc./Tempur Production USA, Inc., Senior Subordinated Notes, 10.250% due 8/15/10

$
1,815,938

Oil & Gas — 1.1%

2,550,000

BB-

Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16 (d)

2,645,625

1,625,000

B+

Magnum Hunter Resources Inc., Senior Notes, 9.600% due 3/15/12

1,811,875

1,760,000

B+

Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12

1,931,600

435,000

BB

Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11

462,187

1,490,000

B

Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12

1,631,550

1,485,000

BBB-

Valero Energy Corp., Notes, 4.750% due 6/15/13

1,456,916

Vintage Petroleum Inc.:

1,015,000

BB-

Senior Notes, 8.250% due 5/1/12

1,105,081

375,000

B

Senior Subordinated Notes, 7.875% due 5/15/11

396,563

11,441,397

Oil & Gas Services — 0.2%

1,600,000

B-

Key Energy Services Inc., Senior Notes, Series C, 8.375% due 3/1/08

1,660,000

725,000

BB-

SESI LLC, Senior Notes, 8.875% due 5/15/11

773,938

2,433,938

Packaging & Containers — 1.3%

1,625,000

CCC

Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13

1,007,500

800,000

B-

Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12

882,000

600,000

B-

Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13

618,000

3,230,000

BB-

Owens-Brockway Glass Container Inc., Secured Notes, 8.875% due 2/15/09

3,431,875

1,625,000

B+

Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11

1,795,625

Pliant Corp.:

850,000

CCC+

Senior Secured Second Lien Notes, 11.125% due 9/1/09

824,500

220,000

CCC+

Senior Subordinated Notes, 13.000% due 6/1/10

179,300

1,175,000

CCC-

Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10

793,125

3,100,000

B

Stone Container Finance Corp., Senior Notes, 7.375% due 7/15/14

2,968,250

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         23

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Packaging & Containers — 1.3% (continued)

Tekni-Plex Inc.:

$
900,000

CCC-

Senior Secured Notes, 8.750% due 11/15/13 (d)

$
810,000

1,095,000

CCC-

Senior Subordinated Notes, Series B, 12.750% due 6/15/10

810,300

14,120,475

Pharmaceuticals — 0.1%

1,675,000

NR

aaiPharma Inc., Senior Subordinated Notes, 11.000% due 4/1/10 (a)

1,561,938

Pipelines — 1.9%

Dynegy Holdings Inc.:

6,025,000

B-

Second Priority Senior Secured Notes, 10.099% due 7/15/08 (b)(c)(d)

6,446,750

1,000,000

CCC+

Senior Debentures, 7.125% due 5/15/18

975,000

El Paso Corp.:

Medium-Term Notes, Senior Notes:

1,850,000

B-

7.800% due 8/1/31

1,877,750

550,000

B-

7.750% due 1/15/32

559,625

4,000,000

B-

Notes, 7.875% due 6/15/12

4,220,000

Williams Cos. Inc.:

Notes:

2,000,000

B+

7.125% due 9/1/11

2,190,000

2,375,000

B+

7.875% due 9/1/21

2,760,937

200,000

B+

8.750% due 3/15/32

248,500

1,550,000

B+

Senior Notes, 7.625% due 7/15/19

1,774,750

21,053,312

Real Estate Investment Trust — 1.0%

2,350,000

B-

Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11

2,608,500

Host Marriott LP:

2,555,000

B+

Notes, Series I, 9.500% due 1/15/07

2,711,494

375,000

B+

Series O, 6.375% due 3/15/15

373,125

3,000,000

BBB-

iStar Financial Inc., Senior Notes, 5.150% due 3/1/12

2,941,638

2,525,000

CCC+

MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09

2,708,062

11,342,819

Retail — 0.6%

1,600,000

CCC

Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10

1,624,000

350,000

B-

Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (d)

364,875

1,600,000

CCC+

General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10

1,336,000

See Notes to Financial Statements.

24         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Retail — 0.6% (continued)

$
2,018,000

BB+

J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12

$
2,403,480

900,000

B

Jean Coutu Group (PJC) Inc., Senior Subordinated Notes, 8.500% due 8/1/14

896,625

6,624,980

Savings & Loans — 0.4%

3,920,000

CCC-

Ocwen Capital Trust I, 10.875% due 8/1/27

4,057,200

Semiconductors — 0.2%

Amkor Technology Inc.:

850,000

B-

Senior Notes, 9.250% due 2/15/08

807,500

1,450,000

CCC

Senior Subordinated Notes, 10.500% due 5/1/09

1,312,250

2,119,750

Telecommunications — 5.0%

AirGate PCS Inc.:

300,000

B-

7.349% due 10/15/11 (b)

313,500

962,600

CCC

Senior Secured Subordinated Notes, 9.375% due 9/1/09

1,021,559

398,000

BB-

American Tower Corp., Senior Notes, 9.375% due 2/1/09

420,885

900,000

BB-

American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 14.330% due 8/1/08

695,250

600,000

BB+

AT&T Corp., Senior Notes, 7.300% due 11/15/11

687,750

1,780,000

NR

GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(f)(g)

0

225,000

B

Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10

239,625

1,950,000

B

Intelsat Ltd., Senior Discount Notes, step bond to yield 8.509% due 2/1/15 (d)

1,350,375

1,650,000

CCC+

IWO Holdings Inc., Senior Secured Notes, 7.349% due 1/15/12 (b)(d)

1,691,250

5,450,000

B

Lucent Technologies Inc., Debentures, 6.450% due 3/15/29

4,932,250

175,000

B+

MCI Inc., Senior Notes, 8.735% due 5/1/14

197,313

New Cingular Wireless Services Inc.:

2,000,000

A

Notes, 8.125% due 5/1/12

2,365,284

7,575,000

A

Senior Notes, 8.750% due 3/1/31 (c)

10,497,200

2,375,000

A-

Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15

2,570,937

844,000

BB-

Nextel Partners Inc., Senior Notes, 12.500% due 11/15/09

917,850

1,650,000

B-

Nortel Networks Corp., Notes, 6.875% due 9/1/23

1,579,875

795,000

B-

Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26

816,863

666,000

B+

PanAmSat Corp., Senior Notes, 9.000% due 8/15/14

739,260

2,905,000

BB-

Qwest Corp., Notes, 8.875% due 3/15/12

3,195,500

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         25

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Telecommunications — 5.0% (continued)

Qwest Services Corp., Secured Notes:

$
4,555,000

B

13.500% due 12/15/10 (c)

$
5,261,025

1,305,000

B

14.000% due 12/15/14

1,585,575

1,487,000

B-

SBA Communications Corp., Senior Discount Notes, step bond to yield 9.416% due 12/15/11

1,371,758

Sprint Capital Corp.:

2,550,000

A-

Notes, 8.375% due 3/15/12

3,028,135

4,425,000

A-

Senior Notes, 6.875% due 11/15/28

5,016,277

2,500,000

A

Western Wireless Corp., Senior Notes, 9.250% due 7/15/13

2,862,500

53,357,796

Transportation — 0.1%

835,000

BB+

Windsor Petroleum Transport Corp., Secured Notes, 7.840% due 1/15/21 (d)

906,647

TOTAL CORPORATE BONDS & NOTES (Cost — $371,551,557)

395,279,088

ASSET-BACKED SECURITIES — 4.5%

Credit Card — 0.6%

1,668,059

B

First Consumers Master Trust, Series 2001-A, Class A, 3.698% due 9/15/08 (b)

1,658,592

4,530,000

BBB

Metris Master Trust, Series 2001-2, Class B, 4.510% due 11/20/09 (b)

4,542,992

6,201,584

Diversified Financial Services — 0.0%

9,215,241

D

Airplanes Pass-Through Trust, Series 1, Class D, 10.875% due 3/15/19 (a)(f)(g)

0

Home Equity — 3.9%

2,840,000

A

Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 4.660% due 11/25/34 (b)

2,893,374

7,816,000

A+

Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 4.660% due 8/25/32 (b)

7,879,610

1,108,729

BBB+

Argent NIM Trust, Series 2004-WN08, Class A, 4.700% due 7/25/34 (d)

1,105,897

6,000,000

A

Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2, 5.288% due 4/15/33 (b)

6,065,373

Bear Stearns Asset-Backed Securities Inc., NIM Trust:

357,398

BBB

Series 2003-HE1N, Class N1, 6.500% due 8/25/05 (d)

357,492

856,697

BBB

Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (d)

851,699

1,214,950

BBB

Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (d)

1,209,233

See Notes to Financial Statements.

26         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Home Equity — 3.9% (continued)

Countrywide Asset-Backed Certificates:

$
3,820,000

AA

Series 2004-05, Class M4, 4.710% due 6/25/34 (b)

$
3,876,921

1,213,361

BBB

Series 2004-05N, Class N1, 5.500% due 10/25/35 (d)

1,209,142

1,263,142

A

CS First Boston Mortgage Securities Corp., Series 2001-HE12, Class M2, 4.680% due 9/25/31 (b)

1,265,319

2,087,935

NR

Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (d)

2,067,548

Novastar Home Equity Loan:

1,310,000

A

Series 2003-04, Class M2, 5.085% due 2/25/34 (b)

1,337,560

2,880,000

A+

Series 2004-01, Class M4, 4.435% due 6/25/34 (b)

2,886,708

1,560,000

BBB-

Series 2005-2, Class M11, 6.460% due 10/25/35 (b)

1,387,425

1,260,000

BBB

Option One Mortgage Loan Trust, Series 2004-2, Class M7, 6.960% due 5/25/34 (b)

1,221,043

1,238,523

A

Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 4.560% due 4/25/32 (b)

1,247,229

Sail NIM Notes:

135,190

BBB

Series 2003-13A, Class A, 6.750% due 11/27/33 (d)

134,843

119,133

BBB

Series 2003-3, Class A, 7.750% due 4/27/33 (d)

119,291

1,020,829

BBB+

Series 2004-4A, Class A, 5.000% due 4/27/34 (d)

1,020,905

1,051,061

BBB

Series 2004-02A, Class A, 5.500% due 3/27/34 (d)

1,052,756

545,248

BBB-

Series 2004-BN2A, Class A, 5.000% due 12/27/34 (d)

544,564

1,261,157

BBB

Series 2004-11A, Class A2, 4.750% due 1/27/35 (d)

1,257,654

594,912

BB+

Series 2004-11A, Class B, 7.500% due 1/27/35 (d)

585,616

41,577,202

Other — 0.0%

6,283,580

C (e)

Varick Structured Asset Fund Ltd., Series 1A, Class B1, 4.590% due 11/1/35 (a)(b)(d)(f)(g)

62,836

Student Loan — 0.0%

2,690,384

C (e)

Independence II CDO Ltd., Series 2A, Class C, 5.729% due 8/7/36 (b)(d)(f)

269

TOTAL ASSET-BACKED SECURITIES (Cost — $62,517,559)

47,841,891

MORTGAGE-BACKED SECURITIES — 33.4%

FHLMC — 7.8%

FHLMC:

13,500,000

6.500% due 8/1/35 (h)(i)

13,964,062

Gold:

1,429,629

6.500% due 9/1/31-12/1/31

1,481,360

53,800,000

5.000% due 8/1/35 (h)(i)

52,959,375

15,000,000

5.500% due 8/1/35 (h)(i)

15,084,375

83,489,172

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         27

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

FNMA — 23.9%

FNMA:

$
3,671,416

6.500% due 4/1/15-5/1/31

$
3,818,996

3,615,140

5.500% due 10/1/16-12/1/16

3,692,046

29,225,777

6.000% due 5/1/17-6/1/32

30,006,001

29,000,000

4.000% due 8/1/20 (h)(i)

27,966,875

5,435,309

7.500% due 7/1/28-3/1/32

5,795,907

3,138,827

7.000% due 8/1/29-5/1/32

3,305,102

33,800,000

4.500% due 8/1/35 (h)(i)

32,416,296

18,750,000

5.000% due 8/1/35 (h)(i)

18,468,750

67,000,000

5.500% due 8/1/35 (h)(i)

67,355,904

40,000,000

6.000% due 8/1/35 (h)(i)

40,875,000

23,000,000

6.500% due 8/1/35 (h)(i)

23,797,824

257,498,701

GNMA — 1.7%

GNMA:

11,049,158

6.500% due 5/15/28-8/15/34

11,556,510

4,768,253

7.000% due 3/15/29-3/15/32

5,039,116

1,601,281

7.500% due 1/15/30-9/15/31

1,712,334

18,307,960

TOTAL MORTGAGE-BACKED SECURITIES (Cost — $361,006,656)

359,295,833

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%

Commercial Mortgage Pass-Through Certificates:

5,992,417

AAA

Series 2001-J2A, Class A1, 5.447% due 7/16/34 (d)

6,145,451

1,899,848

A+

Series 2003-FL9, Class E, 4.388% due 11/15/15 (b)(d)

1,910,311

8,739,279

AAA

GNMA, Series 2003-12, Class IN, PAC IO, 5.500% due 2/16/28

794,291

6,850,000

A2 (e)

Merit Securities Corp., Series 11PA, Class B2, 4.981% due 9/28/32 (b)(d)

6,678,866

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $15,123,101)

15,528,919

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.3%

U.S. Government Obligations — 8.3%

U.S. Treasury Notes:

12,300,000

6.500% due 2/15/10

13,486,286

23,345,000

4.000% due 4/15/10-2/15/14

23,098,642

7,000,000

3.875% due 2/15/13

6,850,431

15,970,000

4.250% due 8/15/13-11/15/14

15,952,292

30,000,000

4.125% due 5/15/15

29,629,710

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $90,282,223)

89,017,361

See Notes to Financial Statements.

28         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

SOVEREIGN BONDS — 12.8%

Argentina — 0.5%

Republic of Argentina:

$
1,778,705

NR

5.830% due 12/31/33

$
727,679

3,105,190

B-

Discount Bonds, 8.280% due 12/31/33

3,005,048

1,825,000

B-

Discount Notes, 3.010% due 8/3/12

1,651,625

5,384,352

Brazil — 3.0%

Federative Republic of Brazil:

900,000

BB-

8.875% due 10/14/19

933,750

2,300,000

BB-

10.125% due 5/15/27

2,622,000

4,175,000

BB-

12.250% due 3/6/30 (c)

5,458,812

1,175,000

BB-

11.000% due 8/17/40

1,381,213

8,343,648

BB-

C Bonds, 8.000% due 4/15/14 (c)

8,466,091

1,400,000

BB-

Collective Action Securities, 10.500% due 7/14/14

1,627,850

12,427,219

BB-

DCB, Series L, 4.313% due 4/15/12 (b)(c)

12,034,985

32,524,701

Bulgaria — 0.1%

840,000

BBB-

Republic of Bulgaria, 8.250% due 1/15/15

1,041,600

Colombia — 0.7%

Republic of Colombia:

3,625,000

BB

10.000% due 1/23/12

4,168,750

1,325,000

BB

8.125% due 5/21/24

1,318,375

1,325,000

BB

8.375% due 2/15/27

1,331,625

300,000

BB

10.375% due 1/28/33

354,000

7,172,750

Ecuador — 0.2%

Republic of Ecuador:

2,080,000

CCC+

12.000% due 11/15/12

2,048,800

550,000

CCC+

Step bond to yield 11.387% due 8/15/30

475,750

2,524,550

Italy — 0.6%

5,300,000

AA-

Region of Lombardy, 5.804% due 10/25/32

5,846,276

Mexico — 2.4%

United Mexican States, Medium-Term Notes, Series A:

2,600,000

BBB

6.375% due 1/16/13

2,755,350

7,675,000

BBB

5.875% due 1/15/14 (c)

7,886,063

11,975,000

BBB

6.625% due 3/3/15 (c)

12,962,937

650,000

BBB

8.000% due 9/24/22

784,225

850,000

BBB

7.500% due 4/8/33

976,650

25,365,225

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         29

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Panama — 0.3%

Republic of Panama:

$
765,000

BB

9.625% due 2/8/11

$
918,000

325,000

BB

10.750% due 5/15/20

442,812

1,650,000

BB

9.375% due 1/16/23

2,054,250

175,000

BB

8.875% due 9/30/27

210,438

3,625,500

Peru — 0.6%

Republic of Peru:

2,550,000

BB

9.125% due 2/21/12

3,017,925

200,000

BB

9.875% due 2/6/15

249,000

1,584,000

BB

FLIRB, 5.000% due 3/7/17 (b)

1,512,720

1,279,250

BB

PDI, 5.000% due 3/7/17 (b)

1,241,672

6,021,317

Philippines — 0.5%

Republic of the Philippines:

825,000

BB-

8.875% due 3/17/15

858,990

1,450,000

BB-

9.875% due 1/15/19

1,562,375

3,000,000

BB-

10.625% due 3/16/25

3,328,950

5,750,315

Russia — 2.4%

Russian Federation:

1,925,000

BBB-

11.000% due 7/24/18

2,858,625

20,275,000

BBB-

Step bond to yield 3.362% due 3/31/30 (c)

22,505,250

25,363,875

South Africa — 0.2%

1,975,000

BBB

Republic of South Africa, 6.500% due 6/2/14

2,147,813

Turkey — 0.6%

Republic of Turkey:

2,275,000

BB-

11.500% due 1/23/12

2,903,469

350,000

BB-

11.000% due 1/14/13

442,750

1,975,000

BB-

11.875% due 1/15/30

2,815,856

6,162,075

Ukraine — 0.2%

Republic of Ukraine:

1,200,000

BB-

6.875% due 3/4/11

1,264,500

1,125,000

BB-

7.650% due 6/11/13

1,238,906

2,503,406

See Notes to Financial Statements.

30         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Rating‡

Security

Value

Venezuela — 0.5%

Bolivarian Republic of Venezuela:

$
4,415,000

B+

8.500% due 10/8/14

$
4,580,562

1,100,000

B+

9.250% due 9/15/27

1,147,025

5,727,587

TOTAL SOVEREIGN BONDS (Cost — $130,375,803)

137,161,342

Shares

COMMON STOCK — 0.5%

CONSUMER DISCRETIONARY — 0.1%

Media — 0.1%

7,044

NTL Inc.*

469,342

CONSUMER STAPLES — 0.0%

Food Products — 0.0%

24,971

Aurora Foods Inc.* (f)(g)

0

FINANCIALS — 0.0%

Diversified Financial Services — 0.0%

1,445

Outsourcing Solutions Inc. (g)

6,143

INDUSTRIALS — 0.0%

Aerospace & Defense — 0.0%

3,163

Northrop Grumman Corp.

175,388

INFORMATION TECHNOLOGY — 0.0%

Communications Equipment — 0.0%

12,427

Motorola Inc.

263,204

Semiconductors & Semiconductor Equipment — 0.0%

1,372

Freescale Semiconductor Inc., Class B Shares*

35,329

TOTAL INFORMATION TECHNOLOGY

298,533

TELECOMMUNICATION SERVICES — 0.4%

Diversified Telecommunication Services — 0.2%

3,736

McLeodUSA Inc., Class A Shares*

265

77,826

Telewest Global Inc.*

1,738,633

19,250

Weblink Wireless Inc. (f)(g)

193

1,739,091

Wireless Telecommunication Services — 0.2%

114,108

Alamosa Holdings Inc.*

1,832,574

33,833

Crown Castle International Corp.*

736,206

2,568,780

TOTAL TELECOMMUNICATION SERVICES

4,307,871

TOTAL COMMON STOCK (Cost — $4,818,985)

5,257,277

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         31

Schedule of Investments (continued) July 31,
2005

Warrant

Security

Value

WARRANTS* — 0.0%

Commercial Services & Supplies — 0.0%

1,865

Merrill Corp., Class B Shares, expires 5/1/09 (d)(f)(g)

$
0

Containers & Packaging — 0.0%

220

Pliant Corp., expires 7/1/09 (d)(f)(g)

2

Diversified Telecommunication Services — 0.0%

900

American Tower Corp., expires 8/1/08 (d)

290,193

1,780

GT Group Telecom Inc., Class B Shares, expires 2/1/10 (d)(f)(g)

0

1,185

Horizon PCS Inc., expires 10/1/10 (d)(f)(g)

0

5,000

Iridium World Communications Ltd., expires 7/15/05 (d)(f)(g)

50

250

Jazztel PLC, expires 7/15/10 (g)

0

7,800

RSL Communications Ltd., expires 11/15/06 (f)(g)

0

290,243

Internet Software & Services — 0.0%

2,095

Cybernet Internet Services International Inc., expires 7/1/09 (f)(g)

0

Wireless Telecommunication Services — 0.0%

1,000

IWO Holdings Inc., Class C Shares, expires 1/15/11 (d)(f)(g)

0

TOTAL WARRANTS (Cost — $414,996)

290,245

Shares

CONVERTIBLE PREFERRED STOCK — 0.5%

TELECOMMUNICATION SERVICES — 0.5%

Wireless Telecommunication Services — 0.5%

3,968

Alamosa Holdings Inc., Series B, 7.500% due 7/31/13

4,705,552

18,000

Crown Castle International Corp., 6.250% due 8/15/12

895,500

TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $1,718,670)

5,601,052

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,037,809,550)

1,055,273,008

Face Amount

SHORT-TERM INVESTMENTS — 28.5% (c)

Repurchase Agreements — 28.5%

$
100,000,000

  Interest in $675,460,000 joint tri-party repurchase agreement dated 7/29/05 with Goldman, Sachs & Co., 3.300% due 8/1/05; Proceeds at maturity — $100,027,500; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 12.000% due 8/15/05 to 4/15/32; Market value — $102,000,214)

100,000,000

See Notes to Financial Statements.

32         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31,
2005

Face Amount

Security

Value

Repurchase Agreements — 28.5% (continued)

$
107,105,000

  Interest in $666,706,000 joint tri-party repurchase agreement dated 7/29/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.290% due
8/1/05; Proceeds at maturity — $107,134,365; (Fully collateralized by U.S. Treasury Note, 3.500% due 11/15/09; Market value — $109,247,595)

$
107,105,000

100,000,000

  Interest in $576,470,000 joint tri-party repurchase agreement dated 7/29/05 with Morgan Stanley, 3.300% due 8/1/05; Proceeds at maturity
— $100,027,500; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.250% due 6/28/07 to 7/7/25; Market value — $102,029,091)

100,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $307,105,000)

307,105,000

TOTAL INVESTMENTS — 126.6% (Cost — $1,344,914,550#)

1,362,378,008

Liabilities in Excess of Other Assets — (26.6)%

(286,451,049
)

TOTAL NET ASSETS — 100.0%

$
1,075,926,959

*

Non-income producing security.

‡

All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.

(a)

Security is currently in default.

(b)

Variable rate security. Coupon rate disclosed is that which is in effect at July 31, 2005.

(c)

Security is segregated and/or held as collateral for mortgage dollar rolls, TBAs, extended settlements and/or open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.

(e)

Rating by Moody’s Investors Service.

(f)

Illiquid Security.

(g)

Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(h)

This security is traded on a “To-Be-Announced” basis (See Note 1).

(i)

All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).

#

Aggregate cost for federal income tax purposes is $1,344,968,910.

Abbreviations used in this schedule:

C Bond

— Capitalization Bond

DCB

— Debt Conversion Bond

FHLMC

— Federal Home Loan Mortgage Corporation

FLIRB

— Front-Loaded Interest Reduction Bonds

FNMA

— Federal National Mortgage Association

GNMA

— Government National Mortgage Association

IO

— Interest Only

NIM

— Net Interest Margin

PAC

— Planned Amortization Cost

PDI

— Past Due Interest

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual
Report         33

Bond Ratings (unaudited)

The definitions of the
applicable rating symbols are set forth below:

Standard &
Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign, which is used to show relative standing within the major rating categories.

AAA
  — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA
  — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal.
Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are
regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and
“C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D
  — Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service
(“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating classification from “A” through “Caa”. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa
  — Bonds rated “Caa” are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca
  — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
  — Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR
  — Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

34         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Statement of Assets and Liabilities (July 31, 2005)

ASSETS:

Investments, at value (Cost — $1,037,809,550)

$
1,055,273,008

Repurchase agreements, at value (Cost — $307,105,000)

307,105,000

Cash

868

Dividends and interest receivable

12,367,617

Receivable for Fund shares sold

587,892

Deposits with brokers for futures contracts

122,920

Prepaid expenses

213,230

Total Assets

1,375,670,535

LIABILITIES:

Payable for securities purchased

295,470,609

Distributions payable

2,226,802

Payable for Fund shares repurchased

619,812

Investment advisory fee payable

384,421

Transfer agent fees payable

275,937

Administration fee payable

213,387

Deferred dollar roll income

152,022

Distribution fees payable

112,413

Payable to broker — variation margin on open futures contracts

101,063

Trustees’ fees payable

2,678

Accrued expenses

184,432

Total Liabilities

299,743,576

Total Net Assets

$
1,075,926,959

NET ASSETS:

Par value (Note 6)

$
155,944

Paid-in capital in excess of par value

1,375,453,451

Undistributed net investment income

10,579,700

Accumulated net realized loss on investments, futures contracts and foreign currency transactions

(327,669,348
)

Net unrealized appreciation on investments, futures contracts and foreign currency transactions

17,407,212

Total Net Assets

$
1,075,926,959

Shares Outstanding:

Class A

85,061,771

Class B

33,576,368

Class C

18,436,121

Class Y

18,869,996

Net Asset Value:

Class A (and redemption price)

$6.89

Class B *

$6.93

Class C *

$6.90

Class Y (and redemption price)

$6.90

Maximum Public Offering Price Per Share:

Class A (based on maximum sales charge of 4.50%)

$7.21

*

Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith
Barney Diversified Strategic Income Fund 2005 Annual Report         35

Statement of Operations (For the year ended July 31, 2005)

INVESTMENT INCOME:

Interest

$
74,387,359

Dividends

163,412

Total Investment Income

74,550,771

EXPENSES:

Investment advisory fees (Note 2)

5,118,516

Distribution fees (Notes 2 and 4)

4,487,277

Administration fees (Note 2)

2,274,896

Transfer agent fees (Notes 2 and 4)

1,127,017

Custody

160,884

Shareholder reports (Note 4)

111,842

Audit and tax

40,978

Trustees' fees

35,532

Legal fees

33,659

Miscellaneous expenses

36,166

Total Expenses

13,426,767

Less: Investment advisory and administration fee waiver (Notes 2 and 8)

(378,088
)

Net Expenses

13,048,679

Net Investment Income

61,502,092

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investments

21,501,446

Futures contracts

885,527

Foreign currency transactions

(1,877
)

Net Realized Gain

22,385,096

Change in Net Unrealized Appreciation/Depreciation From:

Investments

8,198,393

Futures contracts

(156,908
)

Foreign currency transactions

1,857

Change in Net Unrealized Appreciation/Depreciation

8,043,342

Increase from Payments by Affiliates

203,000

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions

30,631,438

Increase in Net Assets From Operations

$
92,133,530

See Notes to Financial Statements.

36         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

2005

2004

OPERATIONS:

Net investment income

$
61,502,092

$
69,444,562

Net realized gain

22,385,096

10,818,726

Change in net unrealized appreciation/depreciation

8,043,342

15,847,191

Increase from Payments by Affiliates

203,000

—

Increase in Net Assets From Operations

92,133,530

96,110,479

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income

(57,296,216
)

(61,429,109
)

Decrease in Net Assets From Distributions to Shareholders

(57,296,216
)

(61,429,109
)

FUND SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares

134,855,686

159,042,870

Reinvestment of distributions

29,982,389

31,561,098

Cost of shares repurchased

(294,200,170
)

(355,319,998
)

Decrease in Net Assets From Fund Share Transactions

(129,362,095
)

(164,716,030
)

Decrease in Net Assets

(94,524,781
)

(130,034,660
)

NET ASSETS:

Beginning of year

1,170,451,740

1,300,486,400

End of year*

$
1,075,926,959

$
1,170,451,740

* Includes undistributed net investment income of:

$10,579,700

$6,321,550

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         37

Financial Highlights

For a share of
each class of beneficial interest outstanding throughout each year ended, July 31:

Class A Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
6.69

$
6.52

$
6.32

$
6.74

$
7.19

Income (Loss) From Operations:

Net investment income

0.38

0.38

0.37

0.41

0.49

Net realized and unrealized gain (loss)

0.18

0.13

0.22

(0.39
)

(0.37
)

Total Income From Operations

0.56

0.51

0.59

0.02

0.12

Less Distributions From:

Net investment income

(0.36
)

(0.34
)

(0.37
)

(0.37
)

(0.57
)

Return of capital

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.36
)

(0.34
)

(0.39
)

(0.44
)

(0.57
)

Net Asset Value, End of Year

$
6.89

$
6.69

$
6.52

$
6.32

$
6.74

Total Return(2)

8.49
%(3)

7.93
%

9.53
%

0.32
%

1.79
%

Net Assets, End of Year (000s)

$585,940

$581,193

$595,373

$612,665

$612,268

Ratios to Average Net Assets:

Gross expenses

1.04
%

1.02
%

1.02
%

1.04
%

1.00
%

Net expenses

1.01
(4)

1.02

1.02

1.04

1.00

Net investment income

5.54

5.67

5.64

6.14

7.01

Portfolio Turnover Rate

61
%(5)

48
%(5)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)

The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)

The investment adviser and the administrator have voluntarily waived a portion of their fees.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 368% and 357% for the year ended July 31, 2005 and 2004, respectively.

See Notes to
Financial Statements.

38         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
6.72

$
6.55

$
6.35

$
6.77

$
7.22

Income (Loss) From Operations:

Net investment income

0.35

0.35

0.34

0.37

0.45

Net realized and unrealized gain (loss)

0.18

0.13

0.22

(0.38
)

(0.36
)

Total Income (Loss) From Operations

0.53

0.48

0.56

(0.01
)

0.09

Less Distributions From:

Net investment income

(0.32
)

(0.31
)

(0.34
)

(0.34
)

(0.54
)

Return of capital

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.32
)

(0.31
)

(0.36
)

(0.41
)

(0.54
)

Net Asset Value, End of Year

$
6.93

$
6.72

$
6.55

$
6.35

$
6.77

Total Return(2)

8.05
%(3)

7.35
%

8.90
%

(0.22
)%

1.27
%

Net Assets, End of Year (000s)

$232,610

$317,760

$435,139

$545,993

$790,351

Ratios to Average Net Assets:

Gross expenses

1.54
%

1.54
%

1.51
%

1.51
%

1.53
%

Net expenses

1.50
(4)

1.54

1.51

1.51

1.53

Net investment income

5.06

5.16

5.17

5.71

6.46

Portfolio Turnover Rate

61
%(5)

48
%(5)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)

The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)

The investment adviser and the administrator have voluntarily waived a portion of their fees.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 368% and 357% for the year ended July 31, 2005 and 2004 respectively.

See Notes to
Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         39

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
6.70

$
6.53

$
6.34

$
6.76

$
7.21

Income (Loss) From Operations:

Net investment income

0.34

0.35

0.33

0.37

0.47

Net realized and unrealized gain (loss)

0.18

0.13

0.22

(0.38
)

(0.38
)

Total Income (Loss) From Operations

0.52

0.48

0.55

(0.01
)

0.09

Less Distributions From:

Net investment income

(0.32
)

(0.31
)

(0.34
)

(0.34
)

(0.54
)

Return of capital

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.32
)

(0.31
)

(0.36
)

(0.41
)

(0.54
)

Net Asset Value, End of Year

$
6.90

$
6.70

$
6.53

$
6.34

$
6.76

Total Return(3)

7.95
%(4)

7.43
%

8.84
%

(0.16
)%

1.27
%

Net Assets, End of Year (000s)

$127,225

$138,059

$142,647

$145,921

$153,302

Ratios to Average Net Assets:

Gross expenses

1.55
%

1.55
%

1.50
%

1.51
%

1.49
%

Net expenses

1.52
(5)

1.55

1.50

1.51

1.49

Net investment income

5.03

5.21

5.16

5.68

6.57

Portfolio Turnover Rate

61
%(6)

48
%(6)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

On April 29, 2004, Class L shares were renamed as Class C shares.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(4)

The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)

The investment adviser and the administrator have voluntarily waived a portion of their fees.

(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 368% and 357% for the year ended July 31, 2005 and 2004, respectively.

See Notes to
Financial Statements.

40         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Y Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
6.69

$
6.52

$
6.33

$
6.74

$
7.20

Income (Loss) From Operations:

Net investment income

0.40

0.40

0.39

0.43

0.51

Net realized and unrealized gain (loss)

0.19

0.13

0.21

(0.38
)

(0.37
)

Total Income From Operations

0.59

0.53

0.60

0.05

0.14

Less Distributions From:

Net investment income

(0.38
)

(0.36
)

(0.39
)

(0.39
)

(0.60
)

Return of capital

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.38
)

(0.36
)

(0.41
)

(0.46
)

(0.60
)

Net Asset Value, End of Year

$
6.90

$
6.69

$
6.52

$
6.33

$
6.74

Total Return(2)

9.01
%(3)

8.28
%

9.71
%

0.80
%

2.00
%

Net Assets, End of Year (000s)

$130,152

$133,440

$127,327

$130,326

$146,140

Ratios to Average Net Assets:

Gross expenses

0.68
%

0.68
%

0.67
%

0.68
%

0.70
%

Net expenses

0.65
(4)

0.68

0.67

0.68

0.70

Net investment income

5.90

6.02

5.99

6.50

7.30

Portfolio Turnover Rate

61
%(5)

48
%(5)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)

The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)

The investment adviser and the administrator have voluntarily waived a portion of their fees.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 368% and 357% for the year ended July 31, 2005 and 2004, respectively.

See Notes to
Financial Statements.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         41

Notes to Financial Statements

1.
Organization and Significant Accounting Policies

The
Smith Barney Diversified Strategic Income Fund (the “Fund”), is a separate diversified investment fund of Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of
1940 (“1940 Act”), as amended, as an open-end management investment company.

The following are significant accounting
policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund
may enter into financial futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into
financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of

42         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

 the
underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d)
Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Credit
and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         43

Notes to Financial Statements (continued)

 exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the
U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis.
Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

44         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended July 31, 2005, the following reclassifications have been made:

Undistributed Net Investment Income

Accumulated Net Realized Losses

Paid-in Capital

(a)

$
(2
)

—

$
2

(b)

52,276

$
(52,276
)

—

(a)

Reclassifications are primarily due to rounding.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of consent fees.

2.
Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment advisor to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.45% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. The Fund has entered into a sub-advisory agreement with Citigroup Asset
Management Ltd. (“CAM Ltd.”), another indirect wholly-owned subsidiary of Citigroup. From its fee, SBFM pays CAM Ltd. a sub-advisory fee calculated at the annual rate of 0.10% of the Fund’s average daily net assets.

During the year ended July 31, 2005, SBFM voluntarily waived a portion of its investment advisory fees in the amount of $348,636.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the year ended July 31, 2005, SBFM voluntarily waived a portion of its administration fees in the amount of $29,452.

Effective October 1, 2005, the following breakpoints will be applied to the total advisory and administration fee:

Average Daily Net Assets

Annual Rate

First $1 billion

0.650
%

Next $1 billion

0.625

Next $3 billion

0.600

Next $5 billion

0.575

Over $10 billion

0.550

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $203,000 for losses incurred resulting from an investment transaction error.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc.
(“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         45

Notes to Financial Statements (continued)

 responsible for shareholder record-keeping and financial processing for all shareholder accounts and are paid by CTB. During the year ended July 31, 2005, the Fund paid transfer agent fees of $709,255 to CTB. In addition, for the year ended July 31, 2005, the Fund also paid $18,032 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of
Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2005, CGM and its affiliates received sales charge of approximately $760,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

Class A

Class B

Class C

CDSCs

$
1,000

$
322,000

$
8,000

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.
Investments

During the year ended July 31, 2005, the
aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

Investments

U.S. Government and Agency Obligations

Purchases

$
304,016,026

$
363,315,711

Sales

420,710,666

382,069,805

At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation

$
49,746,340

Gross unrealized depreciation

(32,337,242
)

Net unrealized appreciation

$
17,409,098

46         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

At July 31, 2005, the Fund had the following open futures contracts:

Number of Contracts

Expiration Date

Basis Value

Market Value

Unrealized Gain (Loss)

Contracts to Buy:

U.S. Treasury 10 Year Notes

396

9/05

$
44,403,308

$
43,949,813

$
(453,495
)

Contracts to Sell:

U.S. Treasury 5 Year Notes

243

9/05

26,456,993

26,050,359

406,634

U.S. Treasury 20 Year Bonds

73

9/05

8,408,423

8,417,813

(9,390
)

397,244

Net Unrealized Loss on Open Futures Contracts

$
(56,251
)

During the year ended July 31, 2005, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,175,681,004. For the year ended July 31, 2005, the Fund earned interest income related to such transactions in the amount of $626,446.

At July 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $298,
568,867 for scheduled settlement of August 11, 2005.

4.
Class Specific Expenses

Pursuant to a Distribution Plan,
the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

Class A

Class B

Class C

Distribution Fees

$
1,473,612

$
2,070,935

$
942,730

For the year ended July 31, 2005, total Transfer Agent fees were as follows:

Class A

Class B

Class C

Class Y

Transfer Agent Fees

$
636,388

$
267,915

$
222,530

$
184

For the year ended July 31, 2005, total Shareholder Reports expenses were as follows:

Class A

Class B

Class C

Class Y

Shareholder Reports Expenses

$
55,768

$
40,302

$
15,173

$
599

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         47

Notes to Financial Statements (continued)

5.
Distributions to Shareholders by Class

Net Investment Income

Year Ended July 31, 2005

Year Ended July 31, 2004

Class A

$
30,625,470

$
30,442,037

Class B

12,758,161

17,124,785

Class C*

6,316,382

6,665,242

Class Y

7,596,203

7,197,045

Total

$
57,296,216

$
61,429,109

*

As of April 29, 2004, Class L shares were renamed as Class C shares.

6.
Shares of Beneficial Interest

At July 31, 2005, the
Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in
shares of each class of beneficial interest were as follows:

Year Ended July 31, 2005

Year Ended July 31, 2004

Shares

Amount

Shares

Amount

Class A

Shares sold

14,140,169

$
97,063,499

15,156,782

$
101,831,975

Shares issued on reinvestment

2,655,889

18,233,913

2,616,268

17,567,788

Shares repurchased

(18,635,865
)

(128,048,579
)

(22,227,794
)

(149,299,257
)

Net Decrease

(1,839,807
)

$
(12,751,167
)

(4,454,744
)

$
(29,899,494
)

Class B

Shares sold

2,441,327

$
16,842,157

3,536,376

$
23,897,819

Shares issued on reinvestment

1,077,940

7,441,126

1,402,755

9,467,586

Shares repurchased

(17,200,936
)

(118,690,227
)

(24,100,644
)

(162,603,390
)

Net Decrease

(13,681,669
)

$
(94,406,944
)

(19,161,513
)

$
(129,237,985
)

Class C*

Shares sold

2,006,011

$
13,809,634

3,558,823

$
23,984,863

Shares issued on reinvestment

626,329

4,307,350

657,897

4,426,481

Shares repurchased

(4,798,449
)

(33,038,504
)

(5,456,797
)

(36,721,755
)

Net Decrease

(2,166,109
)

$
(14,921,520
)

(1,240,077
)

$
(8,310,411
)

Class Y

Shares sold

1,031,934

$
7,140,396

1,383,651

$
9,328,213

Shares issued on reinvestment

—

—

14,802

99,243

Shares repurchased

(2,094,674
)

(14,422,860
)

(986,589
)

(6,695,596
)

Net Increase (Decrease)

(1,062,740
)

$
(7,282,464
)

411,864

$
2,731,860

*

As of April 29, 2004, Class L shares were renamed as Class C shares.

48         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

7.
Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Declaration Date

Record Date

Payable Date

Class A

Class B

Class C

Class Y

6/24/05

8/23/05

8/26/05

$0.0315

$
0.0285

$
0.0285

$
0.0335

The tax character distributions paid during the fiscal years ended July 31, was as follows:

2005

2004

Distribution paid from:

Ordinary income

$
57,296,216

$
61,429,109

As of July 31, 2005, the components of accumulated earnings on a tax basis was as follows:

Undistributed ordinary income — net

$
10,606,778

Total undistributed earnings

$
10,606,778

Capital loss carryforward*

(327,636,092
)

Other book/tax temporary differences(a)

(5,974
)

Unrealized appreciation(b)

17,352,852

Total Accumulated Losses

$
(299,682,436
)

*

During the taxable year ended July 31, 2005, the Fund utilized $22,193,272 of its capital loss carryover available from prior years. As of July 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration

Amount

7/31/2008

$
(69,715,373
)

7/31/2009

(98,976,753
)

7/31/2010

(120,890,366
)

7/31/2011

(38,053,600
)

$
(327,636,092
)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of consent fees.

8.
Additional Information

On May 31, 2005, the U.S.
Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc.
(“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that:

Smith Barney Diversified Strategic Income Fund 2005 Annual
Report         49

Notes to Financial Statements (continued)

 First
Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management
(“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First
Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other is representations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to
how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor’) and a number of

50         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

 its affiliates, including Smith Barney Fund Management LLC and
Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the
“Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the
Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging
Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these
circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the
date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the
1940 Act, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board has approved a new investment advisory contract between the
Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory has been presented to the shareholders of the Fund for their approval.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         51

Notes to Financial Statements (continued)

11. Subsequent Event

The Fund has received information
from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

52         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our
audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31,
2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Strategic Income Fund of Smith Barney
Income Funds, as of July 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 23, 2005

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         53

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds – Smith Barney Diversified
Strategic Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”) and subadvisory agreement (the “Sub-Advisory Agreement”). The Board received and considered a variety of information about the Manager, Citigroup Asset Management Limited, the Fund’s sub-adviser (“the Subadviser”) and the Fund’s distributor(s), as well as the advisory, subadvisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”,
“Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement and
Sub-Advisory Agreement.

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board
Members, considered the following factors:

Nature, Extent and
Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively during the past year. The Board also received a description of the administrative and other services rendered to the
Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund

54         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

 complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment
Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request
following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were acceptable.

Fund
Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance
Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “multi-sector income funds” by Lipper, showed that the Fund’s performance for all of the periods presented was below the median. The Board noted that in July 2002 there had been a change in the portfolio management team managing the Fund’s portfolio and took into account reports

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         55

Board Approval of Management Agreement (unaudited)
(continued)

 throughout the year explaining improving shorter term
results. The current manager changed from the Fund’s formerly static asset allocation policy to a tactical sector allocation among four separate fixed income asset classes. In addition, the Board noted that management believes that this
Fund’s lower allocation to high yield securities, convertible and equity securities than the other funds in the Performance Universe hampered relative performance in recent time periods when high yield securities outperformed. The Board further noted the Fund primarily invests in U.S. Dollar based assets, limiting foreign currency exposure, which has negatively impacted relative fund performance during the recent period of U.S. dollar weakness. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fees and Expense Ratios

The Board reviewed
and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the
Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the
Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual
Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadviser, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager after payment of the subadvisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

56         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 7 retail front-end load funds
(including the Fund) classified as “multi-sector income funds” by Lipper, showed that although the Fund’s Contractual and Actual Management Fees were higher than the median, they were within the range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was within the median range. After discussion with the Board, the Manager offered to and will institute fee breakpoints effective on or about October
1, 2005 that will reduce the management fees of the Fund; as the Fund’s assets grow the impact of the breakpoints will increase.

Taking all of the above into consideration, the Board determined that the Management Fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Subadviser with respect to the Subadviser’s profitability in providing subadvisory services to the Fund. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The
Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the
Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board noted that Management Fee effective on or about October 1, 2005 will be 0.65% of the first $1 billion of assets;
0.625% of the next $1 billion of assets; 0.60% of the next $3 billion of assets; 0.575% of the next $5 billion of assets and 0.55% of assets over $10 billion.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         57

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager and the Subadviser

The
Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the
Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management and
Sub-Advisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreements in a private session with their independent legal counsel at which no representatives of the Manager were present.

58         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Diversified Strategic Income Fund
(“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional
Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent (Primerica
Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Board Memberships Held by Trustee

Non-Interested Trustees:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927

Trustee

Since 1993

Retired; Former Director of Signet Group PLC

27

None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue, 3rd Floor Greenwich, CT 06830 Birth Year: 1949

Trustee

Since 1999

Controller of PBK Holdings Inc., a family investment company

27

None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941

Trustee

Since 1985

Retired; Former Head of the New Atlanta Jewish Community High School

27

None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931

Trustee

Since 1999

Professor of Law & Chancellor Emeritus at the University of North Carolina

34

None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926

Trustee

Since 1999

Investment Counselor

27

None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930

Trustee

Since 1999

Retired

27

None

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         59

Additional Information (unaudited)
(continued)

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Board Memberships Held by Trustee

Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951

Chairman, President and Chief Executive Officer

Since 2002

Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management
Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney
Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002-2005)

185

None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956

Senior Vice President and Chief Administrative Officer

Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global
Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

N/A

N/A

60         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Board Memberships Held by Trustee

Officers:

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965

Chief Financial Officer and Treasurer

Since 2004

Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)

N/A

N/A

Olivier Asselin CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1963

Vice President and Investment Officer

Since 2002

Managing Director and Investment Officer of CAM Ltd.

N/A

N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963

Vice President and Investment Officer

Since 2002

Managing Director of CAM

N/A

N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960

Vice President and Investment Officer

Since 2002

Managing Director of CAM

N/A

N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958

Vice President and Investment Officer

Since 2002

Managing Director and Chief Investment Officer of CAM

N/A

N/A

David M. Zahn, CFA CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1970

Vice President and Investment Officer

Since 2002

Director and Investment Officer of CAM Ltd.

N/A

N/A

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         61

Additional Information (unaudited)
(continued)

Name, Address and Birth Year

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Board Memberships Held by Trustee

Officers:

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962

  Chief Anti-Money Laundering Compliance Officer    Chief Compliance
Officer

Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup;
Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Formerly Chief Compliance Officer TIA (from 2002-2005)

N/A

N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954

Secretary and Chief Legal Officer

Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup

N/A

N/A

*

Trustees are elected until the Trust’s next annual meeting and until their successors are elected and qualified.

**

Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

62         Smith Barney Diversified Strategic Income Fund 2005 Annual Report

Tax Information (unaudited)

The following
information is provided with respect to the distributions paid during the taxable year ended July 31, 2005:

Record Date:

Monthly

Payable Date:

Monthly

Interest from Federal Obligations

2.95
%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Smith Barney Diversified Strategic Income Fund 2005 Annual Report         63

Smith Barney Diversified
Strategic Income Fund

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Olivier Asselin

Vice President and

Investment Officer

Roger M. Lavan, CFA

Vice President and

Investment Officer

Beth A. Semmel, CFA

Vice President and

Investment Officer

Peter J. Wilby, CFA

Vice President and

Investment
Officer

David M. Zahn, CFA

Vice President and

Investment Officer

OFFICERS (continued)

Andrew Beagley
Chief
Anti-Money Laundering
Compliance Officer

and Chief
Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal
Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund Management LLC

SUB-ADVISER

Citigroup Asset Management Ltd.

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank,
fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island
02940-9662

This report is
submitted for the general information of the shareholders of Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD01184 9/05

05-9099

Smith Barney Diversified Strategic Income Fund

The Fund is a separate investment fund of Smith Barney Income Funds, a Massachusetts business trust.

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange
Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s
Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2)
on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.